Joint Arrangements (Tables)	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of joint ventures
Summarized below is the financial information for HCML accounted for using the equity method.
Results of Operations

For the years ended December 31,	2023	2022
Revenue	615	383
Expenses	545	350
Net Earnings (Loss)	70	33
Balance Sheet

As at December 31,	2023	2022
Current Assets (1)	334	247
Non-Current Assets	1,751	1,926
Current Liabilities	140	160
Non-Current Liabilities	1,188	1,293
Net Assets	757	720
(1)Includes cash and cash equivalents of $111 million (December 31, 2022 – $64 million).

For the years ended December 31,	2023	2022
HMLP Net Earnings (Loss)	231	190
Cenovus's Share of HMLP Net Earnings (Loss) (1)	(1)	(23)
Cenovus's Share of HMLP Other Comprehensive Income (Loss) (1)	(2)	8
Distributions Received	56	23
Contributions Paid	62	31
(1)Cenovus does not receive 35 percent of HMLP's net earnings and OCI due to the nature of the profit sharing agreement.